UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016 (May 11, 2016)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 11, 2016. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 24,690,172, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters to be acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 23,395,089 shares, which was 94.75% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director listed below were elected to serve as directors until the Company’s next annual meeting of shareholders and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	21,892,102	276,289	1,226,698
P. George Benson	21,701,903	466,488	1,226,698
Jesse C. Crawford	20,776,765	1,391,626	1,226,698
Jesse C. Crawford, Jr.	20,770,665	1,397,726	1,226,698
Roger A. S. Day	21,710,437	457,954	1,226,698
James D. Edwards	21,936,443	231,948	1,226,698
Joia M. Johnson	21,936,976	231,415	1,226,698
Charles H. Ogburn	21,706,964	461,427	1,226,698
D. Richard Williams	22,140,542	27,849	1,226,698

2.	Approval of the Crawford & Company 2016 Omnibus Stock and Incentive Plan. The shareholders approved the Crawford & Company 2016 Omnibus Stock and Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,511,340	1,650,546	6,505	1,226,698

3.	Approval of the Crawford & Company 2016 Employee Stock Purchase Plan. The shareholders approved the Crawford & Company 2016 Employee Stock Purchase Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
22,067,428	95,240	5,723	1,226,698

4.	Approval of the Crawford & Company 2016 Management Team Incentive Compensation Plan. The shareholders approved the Crawford & Company 2016 Management Team Incentive Compensation Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,937,690	1,221,084	9,617	1,226,698

5.	Amendment to the Crawford & Company Non-Employee Director Stock Plan. The shareholders approved an amendment to the Crawford & Company Non-Employee Director Stock Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
21,800,102	356,165	12,124	1,226,698

6.	Ratification of Independent Auditor. The shareholders ratified the Audit Committee of the Board of Directors’ appointment of Ernst & Young LLP as independent auditor for the Company for the 2016 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
23,336,691	57,636	762

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ Allen W. Nelson
Allen W. Nelson Executive Vice President – General Counsel & Corporate Secretary

Dated: May 13, 2016